Investor Day 2017 Jeff Hopson Senior Vice President, Investor Relations May 18, 2017 Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the strategies, earnings, revenues, income or loss, ratios, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (the “Company”) (which we may refer to in the follow paragraphs as “we,” “us” or “our”).  The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe," and other similar expressions also are intended to identify forward-looking statements.  Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate acquired blocks of business and entities, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (25) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (26) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (27) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, and (28) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date on which they are made.  We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future.  For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2016.

Use of Non-GAAP Financial Measures RGA uses a non-GAAP financial measure called “adjusted operating income” as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effects of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. RGA uses a second non-GAAP financial measure called “adjusted operating revenues" as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. This financial measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholders’ equity position excluding the impact of accumulated other comprehensive income (AOCI). This is also a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position excluding the effect of AOCI since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Adjusted operating income per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Opening Remarks Jeff Hopson, Senior Vice President, Investor Relations Introduction and Overview Anna Manning, President and Chief Executive Officer Geographic Overview Alain Néemeh, Senior Executive Vice President and Chief Operating Officer Global Acquisitions Scott Cochran, Executive Vice President, Corporate Development and Acquisitions 15-Minute Break Global Financial Solutions John Laughlin, Executive Vice President, Global Financial Solutions Financial Overview Todd Larson, Senior Executive Vice President and Chief Financial Officer Q&A Anna Manning, President and Chief Executive Officer Agenda

Introduction and Overview Anna Manning President and Chief Executive Officer May 18, 2017

Key Messages Strong brand, reputation, and market prominence Only global pure-play life and health reinsurer Valuable global platform Experienced management team Deep knowledge and expertise Best-in-class capabilities, services, and solutions Consistent and disciplined approach Diversified and balanced portfolio of risks Robust organic growth in core business and in-force block opportunities Effective capital management Well-positioned Proven strategy Attractive financial prospects

Industry Outlook Global life insurance industry is facing several challenges Shifting demographics Changing consumer needs Regulatory and macroeconomic uncertainty Relatively low interest rates Increasing global volatility Life reinsurance industry dynamics are generally stable Concentrated sector Clients now seeking more than just capacity High barriers to entry

Evolution of Our Geographic Platform Percent1 of Adjusted Operating Revenues2 Office Locations 1992 2016 2004 Year Total: $11.4 Billion Total: $3.9 Billion Total: $0.4 Billion 1 Percentages exclude Corporate. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

2016 2004 1992 Evolution of Our Products Year Product Year Product 1995 Entered capital-motivated reinsurance business 2008 First longevity transaction in the U.K. 1997 First asset-intensive business in the U.S. 2009 Acquired U.S. group reinsurance business from ING 1998 First capital-motivated reinsurance treaty in Japan 2010 First longevity treaty in Canada 1999 Whole life medical products in Taiwan 2011 Early critical illness product in Indonesia 2000 Critical illness business in the U.K. 2013 Cancer medical reimbursement product in Hong Kong 2001 Co-insurance of indexed annuities 2014 First longevity “shock absorber” in the Netherlands 2002 Critical illness business in South Korea 2016 First-of-its-kind longevity transaction in France 2007 LTC in the U.S. market 2016 Mass lapse “shock absorbers” in the Netherlands and Finland Percent of Adjusted Operating Revenues1 Total: $11.4 Billion Total: $3.9 Billion Total: $0.4 Billion 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Mortality, 100% Mortality, 85% Morbidity, 9% GFS, 6% Mortality, 68% Morbidity, 21% GFS, 11%

RGA Is Well-Positioned 1 Does not include Munich Health. 2 Adjusted operating revenues. 3 Does not include BHRG. Revenues as of 12/31/2015. Please note: exchange rate conversions are based on currency rates provided by each company in their Annual Reports. Source: Annual filings for each reinsurer. $ in millions as of December 31, 2016 Rank Reinsurer Revenues 2016 1 Swiss Reinsurance Company 13,058 2 Munich Re1 12,409 3 Reinsurance Group of America2 11,394 4 SCOR Global Life Re 8,578 5 Hannover Re 7,453 6 China Life Re 4,393 7 General Re3 3,959 8 Pacific Life Re 1,767 9 PartnerRe Ltd. 1,185 Global life and health reinsurers ranked by 2016 revenues

RGA Is Well-Positioned Strong brand, reputation, and market prominence Top positions in new business market shares Well-established and valuable global platform Full range of capabilities and solutions Consistent and disciplined approach with focus on long-term value creation Balanced business portfolio, less sensitivity to financial market volatility Experienced management team, investing for the future, developing talent

Business Capability Index – All respondents1 Market Penetration Indicates competitor position RGA Has Best-In-Class Capabilities NMG Consulting Studies, Business Capability Index (BCI) – 2016 RGA ranked #1 globally for five consecutive years Global 1 NMG Consulting’s Business Capability Index (Globally).

Experienced Management Team, An Exceptional Strength 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 Anna Manning President and CEO 36 10 Todd Larson Sr. EVP, Chief Financial Officer 23 22 Alain Néemeh Sr. EVP, Chief Operating Officer 20 20 Gay Burns EVP, Chief HR Officer 16 6 Tony Cheng EVP, Head of Asia 22 20 Scott Cochran EVP, Corporate Development and Acquisitions 21 12 Olav Cuiper EVP, EMEA Markets 31 10 Michael Emerson EVP, Head of U.S., Latin and South American Markets 32 7 Alka Gautam President and CEO, RGA Canada 16 16 John Laughlin EVP, Global Financial Solutions 36 22 Timothy Matson EVP, Chief Investment Officer 23 3 Paul Nitsou EVP, Global Accounts 31 20 Jonathan Porter EVP, Chief Risk Officer 24 9 Suzy Scanlon EVP, Chief Information Officer 8 8 Mark Stewart Managing Director, Australia 22 10 David Wheeler EVP, Head of U.S. Mortality Markets 36 36

RGA’s Proven Strategy with Exceptional Strengths RGA’s DNA Client-centric Deep and broad technical expertise Collaborative culture Innovative and creative mindset Entrepreneurial orientation Only pure-play global life and health reinsurer Comprehensive solutions provider Capabilities leveraged across geographies Nimble, flexible, and agile Disciplined focus on execution Key Messages

Demonstrated Success in Continually Growing Book Value Per Share Book value per share (ex-AOCI)1 total return growth2 1 Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 CAGR growth of book value plus dividends. 15-Year 11.4% CAGR 10-Year 10.7% CAGR 5-Year 11.6% CAGR

Five-Year Book Value Growth Highest Among Peers Book value per share (ex-AOCI) total return growth2 1 CAGR growth of book value plus dividends. 2011-2016. Source: SNL. This group represents all companies in the SNL U.S. Life/Health index that were publicly traded over the period and which represent at least 1% of the index, and includes (in alphabetical order): AEL, AFL, AIZ, CNO, GNW, HIG, LNC, MET, PFG, PRI, PRU, TMK, UNM. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. RGA 1

RGA Shares Have Performed Well Historically Source: SNL, price change percent. Information as of 5/5/17. 1 Global Peer Average includes Hannover Re, Munich Re, SCOR Re and Swiss Re. 1 1 1 1

Vision for the Future Robust organic growth and transactional opportunities Full range of capabilities and solutions Strong teams, consistent approach, focused on execution High-performing global model, with good balance and diversity Mortality and morbidity trends constructive overall to RGA Innovative mindset, focused on long-term value creation RGA has what it takes to succeed

Key Messages Strong brand, reputation, and market prominence Only global pure-play life and health reinsurer Valuable global platform Experienced management team Deep knowledge and expertise Best-in-class capabilities, services, and solutions Consistent and disciplined approach Diversified and balanced portfolio of risks Robust organic growth in core business and in-force block opportunities Effective capital management Well-positioned Proven strategy Attractive financial prospects

Geographic Overview Alain Néemeh Senior Executive Vice President and Chief Operating Officer

Key Messages Established global brand Strong local franchises Global facultative underwriting leader Culture of innovation Consistent leader in business capability rankings Top 3 market share in key markets Locally managed, globally guided Disciplined and bottom-line focused Well-diversified business Steady growth in mortality Attractive opportunities in morbidity Asian success story Well-positioned Proven strategy Attractive financial prospects

Established Global Brand 1 NMG Consulting’s Business Capability Index (Globally). 2 Ceded premiums of newly issued policies (excluding block transactions) as provided by NMG Consulting’s study of 50 countries. 3 Recurring production result as provided by the SOA survey. 4 Total ceded premiums of group policies as provided by NMG Consulting’s study of 50 countries. Best-in-class capabilities leading to solid market share United States Canada EMEA Asia Pacific 2016 Business Capability Ranking (BCI)1 #1 #1 #1 #1 2016 New Business Individual Premiums2 / Sum Assured3 #2 / #3 #2 / #1 #2 / NA #1 / NA 2016 New Business Group Premiums4 #3 #2 #3 #2

Diversified Global Platform Consistent growth across regions Premiums $ in millions

RGA consistently ranked #1 by our clients’ underwriters in industry surveys Assessed over 660,000 cases globally through our facultative and strategic underwriting programs Achieved a 24-hour turnaround average on 90% of facultative cases worldwide RGA’s Global Underwriting Manual recorded over 605,000 client logins Processed over 4 million applications through our AURA e-Underwriting system Global Facultative Underwriting Leader 2016 highlights

Steady Growth in Mortality 1 1 Net premiums have been adjusted for retrocessions. 2 4.3% and 2.8% in local currency and USD CAGRs, respectively, reflecting retrocession transaction. RGA’s global footprint supports growth Strong recurring production coupled with in-force opportunities results in steady growth in mature markets Wealth creation in emerging markets driving demand for life insurance Innovation key to reaching the middle market and millennials Better and lower-cost offerings closing the protection gap Clients seek solutions to changing regulatory environment Net Premiums Individual and Group Mortality1 Key Messages $ in millions

Mortality Improvement Over the Past 50 Years Population mortality continues to improve despite short-term volatility Over a shorter timeframe, population mortality trends are complex and cannot be easily generalized Medical and health advances should continue to drive mortality improvement Key Messages Average annual improvement rates, ending in 2015 Averaging period U.S. Canada England & Wales 10 1.1% 1.6% 1.6% 20 1.4% 1.9% 2.1% 30 1.2% 1.6% 1.9% 40 1.1% 1.5% 1.7% 50 1.2% 1.4% 1.5% Source: RGA internal research, 2016, Human Mortality Database, Statistics Canada, Office for National Statistics.

Attractive Opportunities in Morbidity Well-positioned to benefit from favorable macro trends Aging population and growing middle class heighten the need for morbidity products Greater pressure on government finances and increase in treatment cost drive private solutions RGA is well-positioned given its leading product development capabilities Key Messages

A Culture of Innovation

Innovation is at the heart of what we do

NORTH AMERICA

Data, underwriting analytics, online, risk assessment

- 24-hour FAC turnaround
- TrueRisk® Life
- ROSE®
- First longevity transaction in Canada
- AURA®
- Online creditor product for students

EMEA

Capital-efficient solutions

- Asset-intensive transaction – U.K.
- Longevity risk protection solutions – Netherlands
- First longevity swap transaction – France
- Mass lapse shock absorbers – Netherlands & Nordics

ASIA

Product development

- High Net Worth products
- Comprehensive early critical illness (CI) solutions
- New diabetes protection product
- Bucket CI products

AUSTRALIA

Product design changes

- First severity-based trauma product
- Group superannuation products

RGA 28

U.S. & Latin America 1 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 2 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. A leading franchise1 #1 U.S. Individual Mortality BCI ranking #1 “premier facultative underwriting” and #1 for “most innovative” #1 U.S. Group Life & LTD #1 Mexico BCI ranking Well-diversified and sustainable long-term profit stream Disciplined expansion in Latin America supported by U.S. operations Significant value embedded in in-force 4 – 6% CAGR Projection Projection 5.1% CAGR Key Messages $0 $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 2012 2013 2014 2015 2016 … 2019 Adjusted Operating Revenue 2 U.S. Mortality U.S. Group LTC Latin America Financial Solutions 3 – 6% CAGR $ in millions $0 $200 $400 $600 $800 2012 2013 2014 2015 2016 … 2019 Pre - tax Adjusted Operating Income 2 5.4% CAGR $ in millions

U.S. & Latin America Traditional 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Long-term stability despite quarterly volatility Annual Pre-tax Adjusted Operating Income1 Year $ in millions 2011 $323.0 2012 $376.7 2013 $372.7 2014 $350.3 2015 $233.5 2016 $375.3

Value Embedded in U.S. & Latin America Traditional In-Force Actuarial Liabilities – U.S. GAAP vs. Best Estimate $ in billions

U.S. – Reinsurance Cession Rates Source: Society of Actuaries Reinsurance Market Surveys/LIMRA/SNL. Stable market environment $ in billions $ in billions

Canada Key Messages A leading franchise New business recurring production leader since 20071 BCI leader since 20082 Strong local currency revenue growth Stable stream of earnings 2012 results include $24M of non-recurring items due to creditor reserve release and recapture fees Projection 6 – 9% CAGR 1 Recurring production result as provided by the SOA survey. 2 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 3 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 1.0% CAGR $0 $300 $600 $900 $1,200 $1,500 $1,800 2012 2013 2014 2015 2016 … 2019 Adjusted Operating Revenue 3 Projection 5 – 8% CAGR Constant currency 8.0% CAGR $ in millions $0 $50 $100 $150 $200 2012 2013 2014 2015 2016 … 2019 Pre - tax Adjusted Operating Income 3 - 4.2% CAGR Constant c urrency 2.4% CAGR $ in millions

Europe, the Middle East and Africa Key Messages A leading franchise1 #1 in 2016 BCI ranking #2 in new business individual premiums Attractive revenue growth Strong earnings growth Strong demand for capital-motivated reinsurance, driven by Solvency II Integrating Traditional and Financial Solutions expertise Projection 8 – 14% CAGR 6 – 12% CAGR 1 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 2 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $0 $500 $1,000 $1,500 $2,000 $2,500 2012 2013 2014 2015 2016 … 2019 Adjusted Operating Revenue 2 Projection Constant currency 9.3% CAGR 4.5% CAGR $ in millions $0 $40 $80 $120 $160 $200 $240 2012 2013 2014 2015 2016 … 2019 Pre - tax Adjusted Operating Income 2 Constant currency 46.6% CAGR 32.1% CAGR $ in millions

Australia Key Messages Large and important reinsurance market, challenged by market conditions Group turnaround on track Disappointing individual disability (DI) performance in 2016 Continued repricing and other actions to improve profitability Prudent participation in new business opportunities $45 $30 $15 $0 -$15 -$30 -$305 Projection (10%) – 5% CAGR 1 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Constant currency 2.9% CAGR -4.7% CAGR $0 $500 $1,000 $1,500 2012 2013 2014 2015 2016 … 2019 Adjusted Operating Revenue 1 Projection $ in millions 2012 2013 2014 2015 2016 … 2019 Pre - tax Adjusted Operating Income 1 $ in millions

Asia1 Key Messages A leading franchise2 #1 in BCI for the 5th consecutive year #1 in new business individual premiums for the 5th consecutive year #1 in both underwriting and product development solutions Strong growth in revenues and earnings "Employer of the Year," 2016 Asia Insurance Industry Awards Constant currency 16.4% CAGR Constant currency 20.6% CAGR 12.6% CAGR 10 – 15% CAGR Projection Projection 1 Asia excluding Australia. 2 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 3 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2012 2013 2014 2015 2016 … 2019 Adjusted Operating Revenue 3 10 – 15% CAGR $ in millions $0 $50 $100 $150 $200 2012 2013 2014 2015 2016 … 2019 Pre - tax Adjusted Operating Income 3 14.3% CAGR $ in millions

Asia – A Significant Opportunity Strong growth dynamics Growing middle class increasing demand for insurance products Aging population driving the need for health and living benefits Greater recognition of the benefits of reinsurance should augment its utilization Changes in the regulatory environment will lead to additional use of financial solutions Key Messages Leadership in product innovation Leadership in product innovation Leadership in underwriting Integral to clients’ product development South Korea Japan Hong Kong & SE Asia Select market- and product-driven opportunities

Asia – A Significant Opportunity Leading life reinsurance franchise in the region Leadership in product development and underwriting solutions Reputation for strong execution and leading-edge innovations Leveraging RGA’s global strengths into local markets Integrating Traditional and Financial Solutions expertise Favorable demographic trends driving growth opportunities Summary

Key Messages Established global brand Strong local franchises Global facultative underwriting leader Culture of innovation Consistent leader in business capability rankings Top 3 market share in key markets Locally managed, globally guided Disciplined and bottom-line focused Well-diversified business Steady growth in mortality Attractive opportunities in morbidity Asian success story Well-positioned Proven strategy Attractive financial prospects

Global Acquisitions Scott Cochran Executive Vice President, Corporate Development and Acquisitions

Strong brand, reputation, market prominence Benefiting from a unique position in the runoff market Expecting continued diversity of opportunities and solutions Flexible and nimble global operating platform with deep technical expertise Capitalizing on market dislocations Consistent and disciplined approach Strong contributions to date Continued optimistic outlook for meaningful financial contributions Well-positioned Proven strategy Attractive financial prospects Key Messages

Well-Positioned in the Runoff Market Numerous differentiators available for each opportunity Exceptional “deal certainty” for clients resulting from creative solutions, credibility, and strong relationships Use of enterprise-wide expertise in capital management, actuarial, and investments Flexible solutions to meet clients’ needs A preferred buyer and/or partner with a broad range of solutions Selective in pursuing only those opportunities with the strongest fit to RGA capabilities, competitive positioning, and risk philosophies Competitive positioning varies for each transaction depending on market and product structure

Strong Contributions to Date Key Messages RGA’s transaction teams have deployed over $1.2 billion of capital during the last 5 years Includes life, annuity, and longevity runoff blocks in the U.S., U.K., Canada, and Continental Europe Overall, transactions have performed in line with or above expectations Key assumptions met or exceeded, demonstrating depth of RGA expertise Asset portfolios have been repositioned to better align with our investment strengths and risk philosophies Operational integration and administration performing well Capital Deployed $ $ $ $ $ $ $ $ $ $ $ 2016 2015 2014 2013 2012 $ in millions

Optimistic Outlook Regulatory change, economic pressures, and changes to clients’ strategic plans all point toward continual runoff opportunities RGA’s broad geographic reach and flexible approach provide many opportunities Developing new solutions to further meet client needs and market opportunities  A diverse range of opportunities exist Multiple product lines within life, asset-intensive, and longevity segments Transaction size and market location will vary With and without transfer of direct policy administration Stock purchase, reinsurance, and/or portfolio transfer

Summary Strong financial contributions to date Macro/regulatory conditions are conducive to continued opportunities Pipeline remains active, but pace of execution is difficult to predict Will continue to align activities with capital management, and retain the discipline that has proven effective over our history Expecting continued growth contributions from acquisition strategy

Strong brand, reputation, market prominence Benefiting from a unique position in the runoff market Expecting continued diversity of opportunities and solutions Flexible and nimble global operating platform with deep technical expertise Capitalizing on market dislocations Consistent and disciplined approach Strong contributions to date Continued optimistic outlook for meaningful financial contributions Well-positioned Proven strategy Attractive financial prospects Key Messages

Global Financial Solutions (GFS) John Laughlin Executive Vice President, Global Financial Solutions

Key Messages Strong brand, reputation, market prominence Changing landscape creates opportunities Unique strengths create competitive advantages A recognized leader in large and complex transactions Experienced management team, disciplined approach Strong and stable financial results over many years Good diversification of earnings and risk An important contributor to consolidated results Expect continued strong financial results Well-positioned Proven strategy Attractive financial prospects

GFS – Established Core Business Lines A history of growth and innovation 1983 1995 1997 2000 2002 2006 2008 2010 2012 2013 2014 2016 Began reinsurance operations as ITT Lyndon RGA acquired 40% ownership stake First asset- intensive transaction “BOLI” First longevity transaction in Canada First variable annuity transaction First stable value wrap contract First longevity transaction with asset transfer $5B asset- intensive treaty First XXX capital- motivated transaction RGA acquired remaining 60% of company First longevity transaction in the U.K. First fixed annuity transaction First longevity shock absorber First fixed index annuity transaction First longevity transaction in U.S. (via acquisition) $47 million Strong Pre-tax Adjusted Operating Income1 Growth $179 million $392 million First longevity swap transaction in Continental Europe First mass lapse shock absorber 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Environmental Change Continues Regulatory changes Solvency and accounting changes Low (but improving) interest rate environment Longer lifespans Opportunities triggered by changing environment New opportunities for innovative reinsurance solutions Need for more capital and more stability of capital Demand for long-term biometric protection

Solvency II Client and regulatory positions are settling; internal models and regulatory acceptance gaining clarity Demand continues for long-term guarantee and market risk solutions Good fit for RGA: U.S.-based, expertise in market and biometric risks Longevity transactions (with and without asset transfers) are effective solutions We expect: Continued innovation and execution of longevity, lapse, and market risk solutions Move from initial solutions to larger transactions based on similar methodologies Continued solutions for European multinationals in regions outside of Europe Demand from clients for new business solutions

Well-Defined Strategies Lead to Strong Execution Long, deep partnerships across client organizations Historical understanding of clients’ products and objectives Strong collaboration and integration across RGA global footprint Robust solution set: ability to accept and retain biometric and investment risks Client Focus Long track record of credibility with clients and regulators Execution certainty A recognized leader in large and complex transactions High degree of intellectual capital – risk assessment, risk transfer, structuring, and investments Insurance and structuring expertise valued by clients and reflected in margins Reputation

Experienced Management Team, An Exceptional Strength 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 John Laughlin EVP, Global Financial Solutions 36 22 David Boettcher EVP, Chief Operating Officer 34 19 Lawrence Carson SVP, Chief Actuary 24 18 Dustin Hetzler SVP, Chief Pricing Actuary 24 23 Jeffrey Nordstrom SVP, Chief Risk Officer 30 2 René Cotting SVP, Product Development 20 8 Gary Seifert SVP, North America 28 22 Gaston Nossiter SVP, Asia Pacific 24 8 Paul Sauvé SVP, Europe, Middle East, Africa 26 11 Hamish Galloway SVP, United Kingdom 31 19

GFS Results by Region Strong adjusted operating income; important contributor to RGA’s results Proven track record of consistent and dependable earnings Attractive returns Strong growth in U.S. and EMEA Runoff treaty in Asia Pacific had adverse results in 2016 Foreign currency negatively affected 2016 results by $17M 1 Actual results shown (except for projections). Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Key Messages Consistent and dependable $0 $100 $200 $300 $400 $500 $600 2012 2013 2014 2015 2016 … 2019 Pre - tax Adjusted Operating Income 1 All Regions U.S. EMEA AP Canada 22% CAGR Projection 9 - 13% CAGR $ in millions

GFS Results by Product Line 1 Actual results shown (except for projections). Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Good diversification of earnings and risk; balanced mix across products $ in millions Key Messages Insurance and structuring expertise is valued by clients Highly valued reputation for execution Asset-Intensive is growing and has low sensitivity to market movements Capital-Motivated is fee-based, less capital intensive Longevity growth continues Foreign currency negatively affected 2016 results by $17M 22% CAGR $0 $100 $200 $300 $400 $500 $600 2012 2013 2014 2015 2016 … 2019 Pre - tax Adjusted Operating Income 1 All Products Asset - Intensive Capital - Motivated Longevity 9 - 13% CAGR Projection

Asset-Intensive Reinsurance – Executing Strategies Build a balanced portfolio of income and risks through: Assuming in-force blocks priced at current market conditions Selectively participating in profitable flow deals Target well-designed products from quality insurers Expand in established markets: U.S., U.K., and Japan; move into new markets in Asia and Continental Europe Selective participation in well-designed products Liabilities are well-matched with low sensitivities to market and policyholder behavior risks Balanced portfolio of products and risks Strong in-force management maximizes profits Strategies Execution Strong pricing and risk management skills No fixed administration expenses or individual distribution system required Flexibility as economics change Strong counterparty, market credibility Reputation for execution certainty Advantages

Asset-Intensive Reinsurance FA/BOLI – Fixed Annuities/Bank-Owned Life Insurance FIA – Fixed Indexed Annuities VA – Variable Annuities ATL – Asset Transfer Longevity Consistent, stable earnings; low sensitivity to market and policyholder behavior risks $ in millions 22% CAGR 22% CAGR Pre-tax Adjusted Operating Income1 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $ in millions

Asset-Intensive Reinsurance – Optionality Profile Reserves Profile March 31, 2017 No policyholder behavior risk: Locked-in longevity in payout Very low policyholder behavior risk: BOLI Lower policyholder behavior risk: Fixed and indexed annuity business with: High guarantees (typically 3-4%) Surrender charges, and/or Market-value adjustment (MVA) provisions Higher policyholder behavior risk: Fixed and indexed annuity business with: Little or no surrender charge protection, Low guarantees, or No MVA Variable annuities Significant portion of asset-intensive business has low policyholder behavior risk

3% or $7M Asset-Intensive Reinsurance – Stable Earnings Under Market Movements Illustrative sensitivities for 2016 pre-tax adjusted operating income1 Low Sensitivity to Interest Rate Movements Low Sensitivity to Equity Movements Interest rate shocks have immaterial effect on pre-tax adjusted operating income (3%) or ($7M) $ in millions All shocks are instantaneous and then held constant for the entire year 4% or $9M (5%) or ($11M) $ in millions 236 236 225 245 243 229 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Equity shocks are manageable All shocks are instantaneous and then held constant for the entire year

Transacted in U.K., Canada, Netherlands, France; targeting U.S. and elsewhere in Continental Europe Executed swaps, asset transfer, and stop-loss solutions Focused on advanced ages Inception to date, performance has been at or above expectations Execution Unique structures and solutions differentiate us Strong mortality expertise is distinct advantage in pricing longevity Ability to be selective in risks and returns Strong reputation for execution Advantages Leverage mortality expertise to establish position as longevity expert Deliver non-correlated risk and diversify profit stream Focus on markets where good underlying experience data exists Target older average ages to minimize risk of medical advances Diversify by structures and by geographies Strategies Longevity – Executing Strategies

Longevity Reinsurance Continued strong income growth from new business and favorable experience Selective participation in targeted markets Provided first longevity-only solution for a North America pension plan in 2015 Strong demand expected to continue 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 54% CAGR Key Messages $ in millions

Capital-Motivated Reinsurance – Executing Strategies Leading presence in U.S., Japan, and Europe Broad variety of solutions in the U.S. including XXX/AXXX Solvency II-driven solutions in the U.K. and Continental Europe Execution Seasoned experts well-positioned in all regions Deep understanding of clients’ products from decades of reinsuring Not subject to Solvency II nor IFRS at a consolidated level In-depth knowledge of local regulations Execution track record Advantages Combine financial structuring expertise with strong local client relationships Expand strategic accounts in developed markets Lead innovation in Europe and developing Asian markets Leverage expertise to address changing regulations Apply Solvency II solutions in regions outside of Europe to help European multinationals Strategies

Capital-Motivated Reinsurance Stable, fee-based contributor to income Established presence in U.S., Europe, and Asia Recognized leader in this highly specialized market Significant opportunities for growth in select regions Europe lower in 2016 due to Solvency I recaptures 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 7% CAGR Key Messages $ in millions

Vision for the Future RGA has what it takes to succeed Regulatory and capital changes will continue to drive demand Clients continue to value expertise and counterparty strength Market demand for longevity risk transfer may ultimately exceed capacity Seasoned expertise and strong client relationships create advantages Innovation and biometric capabilities enable broad solutions Clear strategies and strong execution will continue to produce high-quality, stable earnings

Key Messages Strong brand, reputation, market prominence Changing landscape creates opportunities Unique strengths create competitive advantages A recognized leader in large and complex transactions Experienced management team, disciplined approach Strong and stable financial results over many years Good diversification of earnings and risk An important contributor to consolidated results Expect continued strong financial results Well-positioned Proven strategy Attractive financial prospects

Financial Overview Todd Larson Senior Executive Vice President and Chief Financial Officer

Key Messages Strong financial track record Continued organic growth and in-force transactions Effective capital management Conventional investment portfolio Less sensitivity to financial markets Stable liability structure Strong ratings Well-established Enterprise Risk Management framework Well-diversified business model Balance and diversity of profits Intermediate guidance unchanged Confident and optimistic about the future Well-positioned Proven strategy Attractive financial prospects

Strong Financial Track Record

Solid Growth of Adjusted Operating Revenues 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Consistent growth delivered over time Growth rates muted by weak foreign currencies Good balance across mature and higher-growth markets, products GFS produces a combination of premiums, fees, and net investment income 2014 mortality retrocession reduced premiums CAGR by 1.3% $ in millions 4.4% CAGR 5.1% Constant currency 4.0% CAGR 6.6% Constant currency Key Messages 1

Attractive Growth Rate of Adjusted Operating EPS 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 2Q13 Australia reserve strengthening impact adjusted operating EPS by $2.53. 3 2014 includes $0.47 of FIN 48 related tax benefits associated with closing five years of IRS examinations. 2016 includes $0.22 of FIN 48 related tax benefits associated with closing two years of IRS examinations. Strong track record Influences: Foreign currencies -2.6% Interest rates -2.5% to -3.5% Capital management +3.5% Key Messages 3 2 1

Solid Adjusted Operating ROE Despite Macro Environment Headwinds 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 2013 results reflect charge for reserve strengthening in Australia. Favorable results in the face of lower interest rates and foreign currencies 5-year average is 11.3% without Australia charge 5-year average 10.7% Key Messages 2 1

Long-Term Track Record Is the Best Measure of Success Book value per share (ex-AOCI)1 total return growth2 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Periods prior to 4Q06 not restated for 2012 DAC accounting change. 2 CAGR growth of book value plus dividends.. 15-Year 11.4% CAGR 10-Year 10.7% CAGR 5-Year 11.6% CAGR

Effective Capital Management

Effective Capital Management Strong Capital Position Balanced Capital Management Approach Excess capital position: $1.2 billion at March 31, 2017; target excess cushion: $300 to $500 million Maintain an efficient, appropriate mix of capital Continue to balance the capital-related expectations of shareholders, bondholders, clients, regulators, and rating agencies Maintain ratings, maintain coverage, and leverage ratios within target limits Additional flexibility available through various in-force management transactions Proven ability to raise capital in a variety of ways and multiple liquidity sources Preference to deploy capital in support of attractive business opportunities/block acquisitions Track record of returning excess capital to shareholders through share repurchases and increasing dividends over time Excess capital at entity level used for organic growth, acquisitions

Efficient Capital Management Debt to Total Capital 16.6% 20.9% 20.8% 20.4% 21.8% 18.8% Hybrid to Total Capital 10.9% 10.1% 9.4% 9.3% 12.4% 12.6% Capital structure includes equity, debt, hybrid securities $ in millions

Efficient Capital Management Prudent laddering of debt and hybrid securities $ in millions 6.2% Fixed-to-floating in 2022 5.625% Fixed rate 6.45% Fixed rate 5.00% Fixed rate 6.2% Fixed-to-floating in 2022 3-month Libor +266.5 bps (~3.10%) 4.70% Fixed rate Other financing: Timberlake: $480 million at Libor + 29 bps matures 2036. Embedded value securitization: $282 million at 4.50% amortizes down by 2024. Hybrid Securities Senior Notes 5.75% Fixed-to-floating in 2026 4.70% Fixed rate

Effective Capital Management 1 Transactions include embedded value securitization ($300 million) and mortality retrocession ($170 million) in 2014. 2 Deployed capital includes block acquisitions and organic growth. 3-year excess capital roll-forward Balanced approach toward excess capital deployment Balanced capital management approach $ in millions 1 2 $ in millions

Five-Year Dividend Per Share CAGR = 14% Source: SNL & Company Filings. 1 Industry Average includes AFL, AIZ, CNO, GNW, HIG, LNC, MET, PFG, PRI, PRU, TMK, UNM. 2 Calculated as dividends divided by after-tax adjusted operating income. 3 Calculated as the dividend payout ratio plus buyback payout ratio. 4 Based upon normalized earnings in 2013 before charge for strengthening reserves in Australia. Dividend Payout Ratio2 Total Payout Ratio3 Consistent double-digit dividend increases 4 4

Attractive Operating Model

RGA Has an Attractive Operating Model Balance and diversity of profits by geography and product High-quality earnings, less sensitivity to financial market volatility Considerable projected value embedded in the in-force business Stable liability structure Conventional investment portfolio Well-established ERM process

Global Platform Delivers Balance and Diversity Percentages exclude Corporate. 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Total: $948.8 Million Total: $848.1 Million Total: $941.9 Million Earnings diversity by geography and product has reduced the impact of natural claims volatility U.S. and Latin America Traditional U.S. and Latin America Financial Solutions Canada EMEA Asia Pacific

RGA Produces High-Quality Earnings “Adjusted operating income” = net income over time Hedging and other “below”-the-line items equalize over time Less sensitivity to equity market volatility (less than 5% of pre-tax profits) Source: Autonomous Research US LP. Peer Companies include: AEL, AFL, AMP, CNO, LNC, MET, PFG, PRU, TMK, UNM. High ranking relative to peers Key Messages

Stable Liability Profile Reserves Profile March 31, 2017 Very low policyholder behavior risk: Mortality, LTC, Longevity, BOLI Lower policyholder behavior risk: Fixed and indexed annuity business with: High guarantees (typically 3-4%), Surrender charges, and/or Market-value adjustment (MVA) provisions Higher policyholder behavior risk: Fixed and indexed annuity business with: Little or no surrender charge protection, Low guarantees, or No MVA Variable annuities Relatively low liquidity risk due to liability profile

Investments

RGA Investment Management Support RGA’s Business Investment Strategy Maintain conventional life insurance investment portfolio Manage balance sheet strength and investment income Dedicated investment associates to support Global Financial Solutions and Global Acquisitions Balance internally managing portfolio with outsourcing certain asset classes Take a moderate amount of credit and illiquidity risk by investing in assets that meet the cash flow characteristics of liabilities Limited exposure to higher-risk asset classes Well-established investment risk measurement and management High-quality commercial mortgage loan portfolio – no exposure to traditional retail malls

Managed internally Investment grade corporate bonds Mortgage- and asset-backed securities Commercial mortgage loans Private equity and mezzanine debt Managed by external managers Corporate high-yield bonds Emerging market high-yield bonds Middle-market bank loans Private placements March 31, 2017 Market Value $ 43.3B Book Value $ 40.4B Cash & Short Term 0.5% Investment Grade 92.6% Corporate Bonds and Bank Loans 46.1% Government Bonds 19.0% Structured Bonds 13.3% Commercial Mortgage Loans 9.8% Emerging Market Debt 4.4% High-Yield 4.7% Corporate Bonds and Bank Loans 2.3% Structured Bonds 0.4% Commercial Mortgage Loans 0.4% Emerging Market Debt 1.6% Private Debt/Equity 2.2% Mezzanine Debt & Real Estate JVs 2.2% Total 100.0% Investment Portfolio Is Conventional Asset allocation

Investment Portfolio Is Conventional 1 Includes asset-intensive funds-withheld assets. Excludes policy loans, other funds-withheld assets, affiliated securities, and liability derivative portfolios. Credit rating distribution Average rating has been stable Rating distribution has been stable RGA’s total energy exposure is $2.0 billion (book value) 90% of total energy exposure is investment grade 51% is in the midstream sector (pipeline/infrastructure companies) with less commodity price exposure March 31, 2017 Rating Market Value % AAA-AA $ 13.7B 31.6% A 14.4 33.4% BBB 12.2 28.1% < BBB 2.0 4.6% Not Rated 1.0 2.3% Total1 $ 43.3B 100.0% Rating distribution

Enterprise Risk Management

Well-Established Enterprise Risk Management Framework Well-defined ERM framework Identify, assess, measure, and monitor risks quarterly Quarterly risk reporting at all levels of management including to the Board Clear risk tolerances and limits control risk exposures Stress-testing identifies potential threats to strategy Risk profile has become more diversified over time Insurance liability profiles are diversified and well-understood Demonstrated ability to manage regulatory changes Quarterly earnings volatility by product line is not uncommon given the nature of our business Tempered by enterprise-wide diversification Tends to even out over longer time periods

Financial Outlook

Attractive Growth Rate of Adjusted Operating EPS1 1 Actual results shown (except projections). Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 2Q13 Australia reserve strengthening impact adjusted operating EPS by $2.53. 3 2014 includes $0.47 of FIN 48 related tax benefits associated with closing five years of IRS examinations. 2016 includes $0.22 of FIN 48 related tax benefits associated with closing two years of IRS examinations. Intermediate guidance of 5% - 8% Headwinds are ongoing but manageable Expect: Solid organic growth Transactional opportunities Effective capital management Projection Key Messages 2 3 $6.96 $7.48 $9.12 $8.43 $9.73 2012 2013 2014 2015 2016 … 2019 2Q Australia reserve strengthening FIN 48 related tax benefits 8.7% CAGR 5 - 8% CAGR

Attractive Adjusted Operating ROE1 Despite Macro Environment Headwinds 1 Actual results shown (except projections). Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 2013 results reflect charge for reserve strengthening in Australia. Intermediate target: 10%-12% Potential positive influences Higher interest rates Weaker U.S. dollar Growth of international businesses Effective capital management Execution of in-force blocks 5-year average 10.7% Key Messages 2

Financial Outlook: Attractive Investment Opportunity Strong strategic position leads to solid organic growth Continue to pursue in-force and transactional opportunities Effective capital management adds to shareholder returns RGA’s operating model is attractive Intermediate guidance is unchanged 5%-8% EPS annual growth 10%-12% annual operating ROE Solid organic growth + transactional opportunities + capital management = Attractive EPS Growth and Shareholder Returns

Key Messages Strong financial track record Continued organic growth and in-force transactions Effective capital management Conventional investment portfolio Less sensitivity to financial markets Stable liability structure Strong ratings Well-established Enterprise Risk Management framework Well-diversified business model Balance and diversity of profits Intermediate guidance unchanged Confident and optimistic about the future Well-positioned Proven strategy Attractive financial prospects

Appendix Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures